PRICE WATERHOUSE LLP
                                30 S. 17th Street
                             Philadelphia, PA 19103




                                                              June 18, 1997




                         Consent of Independent Accounts


     We hereby consent to the  incorporation  by reference in this  Registration
Statement on Form S-8 of our report dated February 19, 1997 on page F-2 of Sybron Chemicals Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996.



                                                   PRICE WATERHOUSE LLP


                                                   /s/ Price Waterhouse LLP
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